Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of March 15, 2007, by and between Stereotaxis, Inc., a Delaware corporation (the “Company”), and the investors executing the signature page attached hereto (each an “Investor” and collectively the “Investors”).

WHEREAS, the Company has filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement (as defined below) relating to the offer and sale from time to time of the Company’s securities, including shares of its Common Stock, $0.001 par value (“Common Stock”);

WHEREAS, the Company is offering for sale shares of Common Stock (the “Offered Shares”) to the Investors pursuant to the Registration Statement; and

WHEREAS, each Investor, severally and not jointly, desires to purchase from the Company Offered Shares on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. As used herein, the following terms have the meanings indicated:

“Person” shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

“Prospectus” shall mean the prospectus forming a part of the Second Registration Statement (as defined below) and the prospectus supplement relating to the Offered Shares in the form filed pursuant to Rule 424(b) under the Securities Act, as amended (the “Securities Act”), as may be further amended or supplemented prior to the execution of this Agreement, and shall include all information and documents incorporated by reference in such prospectus. Pursuant to Rule 429 under the Securities Act of 1933, as amended, the prospectus contained in the Second Registration Statement will be used in connection with First Registration Statement (as defined below).

“Registration Statement” shall mean, collectively (1) the registration statement on Form S-3 (File No. 333-137007) (the “Second Registration Statement”), including a prospectus contained therein, which was declared effective by the Commission on September 7, 2006, and (2) the registration statement on Form S-3 (File No. 333-129629) (the “First Registration Statement”), relating to the offer and sale of certain of the Company’s Common Stock. The Second Registration Statement also constituted a Post-Effective Amendment No. 1 to the First Registration Statement, and such amendment became effective concurrently with the effectiveness of the Second Registration Statement.

References herein to the term “Registration Statement” as of any date shall mean such effective registration statement, as amended or supplemented to such date, including all information and documents incorporated by reference therein.

2. Purchase of Common Stock. Subject and pursuant to the terms and conditions set forth in this Agreement, the Company agrees that it will issue and sell to each Investor, and each Investor, severally and not jointly, agrees that it will purchase from the Company, the number of Offered Shares set forth on Schedule I attached hereto (the “Investor Shares”). The aggregate purchase price for the Investor Shares (the “Aggregate Purchase Price”) and the purchase price per Investor Share is set forth on Schedule I hereto. The closing of the purchase and sale of the Investor Shares shall take place at the offices of Bryan Cave LLP located at One Metropolitan Square, 211 North Broadway, Suite 3600, St. Louis, Missouri at 10:00 A.M. on March 19, 2007 or such other date or time as the parties may agree upon (the “Closing”).

3. Deliveries at Closing.

(a) Deliveries by the Investor. At the Closing, each Investor shall deliver to the Company the Aggregate Purchase Price by wire transfer of immediately available funds to an account to be designated in writing by the Company separately, which funds will be delivered to the Company in consideration of the Investor Shares issued at the Closing.

(b) Deliveries by the Company. At the Closing, the Company shall cause its transfer agent to deliver to each Investor, via electronic book-entry, the applicable Investor Shares listed next to such Investor on Schedule I.

4. Representations, Warranties, Covenants and Agreements.

(a) Investor Representations, Warranties and Covenants. Each Investor, severally and not jointly, represents, warrants and agrees as follows:

(1) (i) Investor has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(2) Investor has received copies of the Registration Statement and the Prospectus, including all documents and information incorporated by reference therein and amendments thereto, and understands that no Person has been authorized to give any information or to make any representations that were not contained in the Registration Statement and the Prospectus, and Investor has not relied on any such other information or representations in making a decision to purchase the Investor Shares. Investor, in connection with its decision to purchase Offered Shares, relied only upon the Registration Statement, the Prospectus and the representations and warranties of the Company contained herein.

(3) Investor acknowledges that it has sole responsibility for its own due diligence investigation and its own investment decision, and that in connection with its investigation of the accuracy of the information contained or incorporated by reference in the Registration Statement and the Prospectus and its investment decision, Investor has not relied on any representation or information not set forth in this Agreement, the Registration Statement or the Prospectus.

(4) Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Offered Shares, or possession or distribution of offering materials in connection with the issue of the Investor Shares in any jurisdiction outside the United States where action for that purpose is required.

(5) Such Investor understands that nothing in this Agreement or any other materials presented to such Investor in connection with the purchase and sale of the Offered Shares constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Offered Shares.

(6) From and after the date Investor received any information about the existence of this offering, Investor has not offered, pledged, sold, contracted to sell, sold any option or contract to purchase, purchased any option or contract to sell, granted any option, right or warrant to purchase, loaned, or otherwise transferred or disposed of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, entered into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, or directly or indirectly, through related parties, affiliates or otherwise sold “short” or “short against the box” (as those terms are generally understood) any equity security of the Company. Investor covenants that it will not, nor will it authorize or permit any Person acting on its behalf to, engage in any such transactions until following the Closing.

(b) Company Representations, Warranties and Covenants. The Company hereby represents, warrants and agrees as follows:

(1) The Company has been duly incorporated and has a valid existence and the authorization to transact business as a corporation under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

(2) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement, when duly executed and delivered by the parties hereto, will constitute a valid and legally binding instrument of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(3) The Investor Shares have been duly authorized by the Company, and when issued and delivered by the Company against payment therefor as contemplated by this Agreement, the Investor Shares will be validly issued, fully paid and nonassessable, and will conform to the description of the Common Stock contained in the Prospectus.

(4) The Company meets the requirements for the use of Form S-3 under the Securities Act for the primary issuance of securities. The Registration Statement has been declared effective by the Commission and at the time it became effective, and as of the date hereof, the Registration Statement complied and complies with Rule 415 under the Securities Act. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. On the effective date of the Registration Statement, the Registration Statement complied, on the date of the Prospectus, the Prospectus will comply, and at the date of the Closing, the Registration Statement and the Prospectus will comply, in all material respects with the applicable provisions of the Securities Act and the applicable rules and regulations of the Commission thereunder; on the effective date of the Registration Statement, the Registration Statement did not, on the date of the Prospectus, the Prospectus will not, and at the date of the Closing, the Registration Statement and the Prospectus, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made (with respect to the Prospectus), not misleading; and when filed with the Commission, the documents incorporated by reference in the Registration Statement and the Prospectus, complied or will comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules and regulations of the Commission thereunder.

5. Miscellaneous.

(a) Fees and Expenses. Each of the parties hereto shall be responsible for their own expenses incurred in connection with the transactions contemplated hereby. There is no broker, finder or other party that is entitled to receive from the Company or any Investor any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(b) Binding Agreement; Assignment. This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective heirs, executors, administrators, successors and permitted assigns, and no other Person shall acquire or have any right under or by virtue of this Agreement. The Investors may not assign any of these rights or obligations hereunder to any other Person without the prior written consent of the Company.

(c) Entire Agreement. This Agreement, including Schedule I hereto, constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and may be amended only by written execution by each of the parties hereto. Upon execution by the Company and the Investors, this Agreement shall be binding on each of the parties hereto.

(d) Consent To Jurisdiction. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED AND CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PRINCIPLES.

(e) Titles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors.

(g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(h) Notices. All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed by first class registered or certified mail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

if to the Company, to:

Stereotaxis, Inc.

4320 Forest Park Avenue

Suite 100

St. Louis, Missouri 63108

Attn: Chief Financial Officer

with a copy mailed to:

Bryan Cave LLP

One Metropolitan Square

211 North Broadway, Suite 3600

St. Louis, Missouri 63102

Attn: Robert J. Endicott

or to such other Person at such other place as the Company shall designate to the Investors in writing; and if to the Investors, at the addresses as set forth on the signature page of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

(i) Counterparts. This Agreement maybe executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Facsimile signatures shall be effective as original signatures.

(j) Entire Agreement. This Agreement and the other documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Stereotaxis, Inc.

By:	/s/ James M. Stolze
	Name:	James M. Stolze
	Title:	Vice President and Chief Financial Officer

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SIGNATURE PAGE FOR INVESTORS FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Federated Kaufmann Fund
(a portfolio of Federated Equity Funds)

By:	/s/ Hans P. Utsch
	Name:	Hans P. Utsch
	Title:	Vice President, Federated Global Investment Mgmt, as attorney-in-fact for Federated Kaufmann Fund, a portfolio of Federated Equity Funds

Address: [Omitted]

	Tax ID#	[Omitted]

Federated Kaufmann Fund II
(a portfolio of Federated Insurance Series)

By:	/s/ Aash Shah
	Name:	Aash Shah
	Title:	Vice President, Federated Global Investment Mgmt, as attorney-in-fact for Federated Kaufmann Fund II, a portfolio of Federated Insurance Series.

Address: [Omitted]

	Tax ID#	[Omitted]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

TimesSquare Capital Management, LLC

By:	/s/ Grant E. Babyak
	Name:	Grant E. Babyak
	Title:	CEO, Managing Director

Address: [Omitted]

	Tax ID#	[Omitted]